UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2013

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Lockheed Martin Corporation intends to amend its internal Corporate Policy Statement CPS-704 International Consultants, effective ten days following the filing of this Current Report on Form 8-K. The amendment is routine and updates the Corporation’s internal procedures pertaining to the acquisition of the services of international consultants.

This Form 8-K is being filed by Lockheed Martin on behalf of its former subsidiary, Lockheed Corporation. In 1976, Lockheed Corporation, then known as Lockheed Aircraft Corporation, entered into a Consent Agreement with the Securities Exchange Commission in which Lockheed Aircraft Corporation agreed, among other things, to file a Form 8-K at least ten days prior to the proposed effectiveness of any amendment to its policy statement and procedures for complying with the Foreign Corrupt Practices Act. Accordingly, Lockheed Martin hereby files Cross Function Procedure CRX-011 International Consultants. CRX-011 replaces CPS-704 which was filed with the Securities and Exchange Commission on April 27, 2007 via Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Cross Function Procedure CRX-011 International Consultants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

February 26, 2013